Exhibit 99.2

NEWS RELEASE

FOR IMMEDIATE RELEASE	CONTACT: Tom Hickey (609) 705-0275

TRUMP ENTERTAINMENT RESORTS APPOINTS

MEMBER TO BOARD OF DIRECTORS

Harry C. Hagerty Brings Additional Financial, Gaming Experience to the Company’s Board

ATLANTIC CITY, NJ – May 8, 2008 – Trump Entertainment Resorts, Inc. (NASDAQ: TRMP) (the “Company”) today announced that Harry C. Hagerty has been appointed to the Company’s Board of Directors (the “Board”).

Mr. Hagerty brings to the Board senior level financial and operational experience at significant corporations, including the financial and gaming industries. Most recently, Mr. Hagerty was Executive Vice President and Chief Financial Officer of Global Cash Access Holdings, Inc. Prior to that position, he served as Executive Vice President and Chief Financial Officer of Caesars Entertainment, Inc. Mr. Hagerty has also served as Managing Director of Investment Banking at both BancBoston Robertson Stephens, Inc. and Deutsche Morgan Grenfell, Inc.

Mr. Hagerty, 47, will serve on the Audit Committee of the Board. His appointment will be effective upon receipt of required regulatory approval, and expires at the Company’s 2010 annual meeting of stockholders.

About Trump Entertainment Resorts, Inc.

Trump Entertainment Resorts, Inc. owns and operates three casino resort properties: Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, and Trump Marina Hotel Casino, located in Atlantic City’s Marina District. The Company is the sole vehicle through which Donald J. Trump, the Company’s Chairman and largest stockholder, conducts gaming activities and is separate and distinct from Mr. Trump’s real estate and other holdings.

PSLRA Safe Harbor for Forward-Looking Statements

and Additional Available Information

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements. All statements and information concerning plans, expectations, estimates and beliefs, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “could,” “optimistic,” “can” and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of Trump Entertainment Resorts, Inc., the Company notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements.

The forward-looking statements contained in this release reflect the opinion of management as of the date of this release and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of the Company. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. The Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein. Additional information concerning the potential risk factors that could affect the Company’s future performance are described from time to time in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC’s website, www.sec.gov, or on the Company’s website, www.trumpcasinos.com.

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